UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2013 (August 15, 2013)

HealthWarehouse.com, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-13117	22-2413505
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7107 Industrial Road
Florence, Kentucky	41042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 748-7001

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07      Submission of Matters to a Vote of Security Holders

(a)         An Annual Meeting of Shareholders of HealthWarehouse.com, Inc. (the “Company”) was held on August 15, 2013.

(b)         There were 26,050,960 shares of common stock of the Company entitled to one vote per share, 422,315 shares of Series B preferred stock of the Company entitled to 8.22 votes per share and 10,000 shares of Series C preferred stock of the Company entitled to one vote per share, which could be voted at the Annual Meeting, and 24,811,335 shares of common stock, 422,315 shares of Series B preferred stock representing 3,471,428 votes and 10,000 shares of Series C preferred stock were represented at the meeting by the holders thereof or by proxy, aggregating 28,292,763 votes eligible to be cast at the meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Annual Meeting and the results of the vote on each proposal were as follows:

1.           Election of directors for a one-year term:

	FOR	WITHHELD
Lalit Dhadphale	16,849,324	7,431
Youssef Bennani	16,848,327	7,428
Joseph Savarino	16,848,327	7,428
Ambassador Ned L. Siegel	16,834,899	20,856
Alan B. Howe	11,352,418	3,482
Robert M. Pons	11,352,418	3,482
Matthew Stecker	11,352,418	3,482

2.           To ratify the appointment by the audit committee of the Company’s board of directors of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013.

FOR	AGAINST	ABSTAIN
28,276,290	15,353	1,120

3.           Non-binding resolution to approve the compensation of the Company’s named executive officers:

FOR	AGAINST	ABSTAIN
16,850,991	11,422,575	19,197

4.            Advisory vote on the frequency of the non-binding resolution to approve the compensation of the Company’s named executive officers:

FOR EVERY YEAR	FOR EVERY TWO YEARS	FOR EVERY THREE YEARS	ABSTAIN
27,940,433	188,607	38,251	3,482

Nominees Lalit Dhadphale, Youssef Bennani, Joseph Savarino, and Ambassador Ned Siegel each received a plurality of the total votes cast at the Annual Meeting and each was elected as a director by the stockholders of the Company; the proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013 was adopted by the shareholders of the Company; the proposal to adopt a non-binding resolution to approve the compensation of the Company’s named executive officers was adopted; and every year received a plurality of votes cast on the advisory vote on the frequency of the non-binding resolution to approve the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 19, 2013	HEALTHWAREHOUSE.COM, INC.

	By:	/s/ Lalit Dhadphale
Lalit Dhadphale
President and Chief Executive Officer